UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2014

CYTOSORBENTS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-51038	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Deer Park Drive, Suite K

Monmouth Junction, New Jersey 08852

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (732) 329-8885

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD.

On January 15, 2014, officers of CytoSorbents Corporation (the “Company”) gave a presentation to analysts and investors at the Biotech Showcase. A copy of the Company’s presentation at the Investment Conference is being furnished as Exhibit 99.1 hereto.

On January 15, 2014, the Company issued a letter to its shareholders summarizing the Company’s achievements in 2013 and the Company’s goals for 2014. A copy of the letter is being furnished as Exhibit 99.2 hereto.

The information in this Form 8-K.(including the Exhibits) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by referenced in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referenced in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1*	Company presentation at the Investment Conference on January 15, 2014.

99.2*	Shareholder letter issued on January 15, 2014

* The Investor Presentation and Shareholder letter are furnished and not filed pursuant to Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOSORBENTS CORPORATION

Date: January 17, 2014	By:	/s/ Dr. Phillip P. Chan
Dr. Phillip P. Chan President and CEO